EXHIBIT 32.2

CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Peoples-Sidney Financial Corporation (the "Corporation") on Form 10-KSB for the year ended June 30, 2006, as filed with the Securities and Exchange Commission on the date of this Certification (the "Report"), I, Debra Geuy, the Chief Financial Officer and Treasurer of the Corporation, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Corporation.

/s/ Debra Geuy
Debra Geuy, Chief Financial Officer
and Treasurer

Date: September 28, 2006